UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 29,2007

WILLAMETTE VALLEY VINEYARDS, INC.

 (Exact name of registrant as specified in charter)

Oregon                   0-21522             93-0981021
  (State or other juris-    (Commission           (IRS Employer
diction of incorporation)      Number)      Identification Number)


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8800 Enchanted Way, S.E.,
Turner, Oregon                                  97392
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code (503)-588-9463

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

(b) On June 29, 2007, Willamette Valley Vineyards, Inc. announced that
Sean M. Cary has resigned, effective June 29, 2007, as its Controller to pursue other opportunities. A copy of the Company's press release is attached as an exhibit to this Current Report on Form 8-K.

The Company has commenced a search for a replacement Controller.
CPA Ted Gwin has assumed the role of Interim Controller.



Item 9.01 Financial Statements and Exhibits

Exhibit      Description

99.1         Press Release



SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 WILLAMETTE VALLEY VINEYARDS, INC.




Date: June 29, 2007            By /s/ James W. Bernau
                                      James W. Bernau
                                      President